SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 22, 2013

YUM! Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-13163	13-3951308
(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of Principal Executive Offices)	(Zip Code)

(502) 874-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-188216) filed with the Securities and Exchange Commission on April 29, 2013 relating to $325,000,000 aggregate principal amount of 3.875% Senior Notes due November 1, 2023 and $275,000,000 aggregate principal amount of 5.350% Senior Notes due November 1, 2043 of YUM! Brands, Inc. offered pursuant to the Prospectus Supplement dated October 22, 2013.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

1.1                               Underwriting Agreement, dated October 22, 2013, among YUM! Brands, Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co.,  J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting severally on behalf of themselves and the other underwriters named therein.

4.1                               Officers’ Certificate establishing the 3.875% Senior Notes due November 1, 2023 and the 5.350% Senior Notes due November 1, 2043 (collectively, the “Senior Notes”) as separate series of senior debt securities under the Indenture, dated as of May 1, 1998, between YUM! Brands, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to the First National Bank of Chicago).

4.2                               Form of the 3.875% Senior Notes due November 1, 2023 (included in Exhibit 4.1).

4.3                               Form of the 5.350% Senior Notes due November 1, 2043 (included in Exhibit 4.1).

5.1                               Opinion of Mayer Brown LLP, counsel for YUM! Brands, Inc., as to the validity of the Senior Notes.

23.1                        Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.

October 31, 2013	By:	/s/ Scott Catlett
Name: Scott Catlett
Title: Assistant Secretary

Signature Page to Form 8-K